   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 31, 1998



                                                 SECURITIES ACT FILE NO. 33-8708
                                        INVESTMENT COMPANY ACT FILE NO. 811-4839

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                        POST-EFFECTIVE AMENDMENT NO. 15                      /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                AMENDMENT NO. 16                             /X/

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                                 MERRILL LYNCH
                       INTERMEDIATE GOVERNMENT BOND FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800


                                ROBERT W. CROOK
                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

   COUNSEL FOR THE COMPANY:                    MICHAEL J. HENNEWINKEL, ESQ.
 LEONARD B. MACKEY, JR., ESQ.               MERRILL LYNCH ASSET MANAGEMENT L.P.
     ROGERS & WELLS LLP                                P.O. BOX 9011
      200 PARK AVENUE                           PRINCETON, N.J. 08543-9011
 NEW YORK, NEW YORK 10166

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

    / / immediately upon filing pursuant to paragraph (b)
    / / on (date) pursuant to paragraph (b)
    /x/ 60 days after filing pursuant to paragraph (a)(1)
    / / on (date) pursuant to paragraph (a)(1)
    / / 75 days after filing pursuant to paragraph (a)(2)
    / / on (date) pursuant to paragraph (a)(2) of rule 485.

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------

     Title of Securities Being Registered: Class A shares, Class B shares, Class C shares and Class D shares of Common Stock of the Merrill Lynch Intermediate Government Bond Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such State.

                                                            [LOGO Merrill Lynch]


                 SUBJECT TO COMPLETION, DATED DECEMBER 31, 1998
                             PRELIMINARY PROSPECTUS



                           Merrill Lynch Intermediate
                              Government Bond Fund






                                                            February [ ], 1999



This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The securities and exchange commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                                           PAGE

[GRAPHIC] KEY FACTS
--------------------------------------------------------------------------------
The Merrill Lynch Intermediate Government Bond Fund at a Glance..............2

Risk/Return Bar Chart........................................................3

Fees and Expenses............................................................4


[GRAPHIC] DETAILS ABOUT THE FUND
--------------------------------------------------------------------------------

How the Fund Invests.........................................................6

Investment Risks.............................................................7


[GRAPHIC] YOUR ACCOUNT
--------------------------------------------------------------------------------

Merrill Lynch Select Pricing(ServiceMark) System.............................8

How to Buy, Sell, Transfer and Exchange Shares..............................13

Participation in Merrill Lynch Fee-Based Programs...........................17


[GRAPHIC] MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Merrill Lynch Asset Management..............................................19

Financial Highlights........................................................20


[GRAPHIC] FOR MORE INFORMATION
--------------------------------------------------------------------------------

Shareholder Reports...................................................Back Cover

Statement of Additional Information...................................Back Cover



               MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

[GRAPHIC] Key Facts


THE MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND AT A GLANCE
--------------------------------------------------------------------------------


What are the Fund's objectives and goals?


The Fund's investment objective is to seek the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. We cannot guarantee that the Fund will achieve its goals.


What are the Fund's main investment strategies?


The Fund invests in a portfolio of bonds and other debt securities that are issued or guaranteed by the U.S. Government or U.S. Government agencies and organizations. The Fund may invest a portion of its portfolio in mortgage-backed securities issued or guaranteed by government sponsored enterprises. The Fund may also invest in securities linked to an interest rate or other index. The Fund may loan portfolio securities and enter into securities repurchase agreements and purchase securities on a when-issued or forward commitment basis. Under normal circumstances, the Fund will maintain a dollar-weighted average maturity of six to eight years.


What are the main risks of investing in the Fund?


As with any mutual fund, the value of the Fund's investments - and therefore the value of Fund shares - may fluctuate. These changes may occur in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments goes down. If the value of the Fund's investments goes down, you may lose money.



Mortgage-backed securities may be more volatile than other government debt securities and carry the risk of prepayment before maturity.


Who should invest?

The Fund may be an appropriate investment for you if you:

         o Are looking for current income.
         o Are investing with medium-term goals in mind and want to focus on U.S. Government securities.



In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.


Intermediate-term debt securities-bonds that have a final maturity ranging from five to fifteen years.




2                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

[GRAPHIC] Key Facts


RISK/RETURN BAR CHART*
--------------------------------------------------------------------------------


The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class D shares from year to year for the ten-year period. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns of the Fund's Class D shares for one, five and ten years with those of the Merrill Lynch U.S. Treasury Bond Index and the Merrill Lynch U.S. Treasury & Government Agency Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


             CLASS D PERFORMANCE SHARES

                     [BAR CHART]

           Year                  Percentage
           ----                  ----------
           1988................      6%
           1989................     11%
           1990................      9%
           1991................     14%
           1992................      7%
           1993................      7%
           1994................     -2%
           1995................     11%
           1996................      4%
           1997................      7%


During the ten-year period shown in the bar chart, the highest return for a quarter was 5.08% (quarter ended June 30, 1989) and the lowest return for a quarter was -1.57% (quarter ended March 31, 1994). The year-to-date return as of September 30, 1998 was 9.02%.





Average Annual Total
Returns (for the                                   Past           Past           Past
calendar year ended                               One Year      Five Years     Ten Years
December 31, 1997)
------------------------------------------------------------------------------------------------
  Merrill Lynch
  Intermediate Government Bond  Fund**   D          6.20%          5.23%           7.16%

  ML US Treasury Bond Index***                      9.20%          7.38%           9.09%

  ML US Treasury & Government
  Agency Bond Index****                             9.10%          7.39%           9.12%

--------------



   * At the close of business on February 14, 1997, there was a reorganization of the Fund in which the Fund changed its investment objective. As a result, the performance information for operations of the Fund prior to its reorganization, may not be indicative of its performance following its reorganization. See page 10 of the Statement of Additional Information.


  ** Includes sales charge.


 *** This unmanaged Index is comprised of US Treasury securities maturing in five to seven years. First performance is not predictive of future performance.


**** This unmanaged Index is comprised of US Treasury and Government agency securities maturing in five to seven years. Past performance is not predictive of future performance.


 +   Inception date is February 18, 1997.



                 MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND               3

[GRAPHIC] Key Facts



FEES AND EXPENSES
--------------------------------------------------------------------------------


The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not that everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.



    Shareholder Fees
    (fees paid directly from your investment):      Class A     Class B(a)   Class C   Class D(i)
    -----------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) imposed on
     purchases (as a percentage of offering price)    1.00%(b)   None         None      1.00%(b)
     -----------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load) (as
     a percentage of original purchase price or
     redemption proceeds, whichever is lower)         None(c)    1.0%(b)      1.0%(b)   None(c)
     -----------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) imposed on
     Dividend Reinvestments                           None       None         None      None
     -----------------------------------------------------------------------------------------------
     Redemption Fee                                   None       None         None      None
     -----------------------------------------------------------------------------------------------
     Exchange Fee                                     None       None         None      None
     -----------------------------------------------------------------------------------------------
     Maximum Account Fee                              None       None         None      None
     -----------------------------------------------------------------------------------------------
     Annual Fund Operating Expenses
     (expenses that are deducted from Fund
     assets):
     -----------------------------------------------------------------------------------------------
     Management Fee(d)(g)                             0.40%      0.40%        0.40%     0.40%
     -----------------------------------------------------------------------------------------------
     Distribution and/or Service (12b-1) Fees(e)      None       0.50%        0.50%     0.10%
     -----------------------------------------------------------------------------------------------
     Other Expenses (including transfer agency
        fees) (f)                                     0.69%      0.64%        0.36%     0.72%
     ------------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses (g)(h)      1.09%      1.54%        1.26%     1.22%
     -----------------------------------------------------------------------------------------------


(a) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.


(b) Some investors may qualify for reductions in the sales charge (load).


(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.


(d) The Fund pays the Investment Adviser a fee at the annual rate of 0.40% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1998, the Investment Adviser received a fee equal to 0.40% of the Fund's average daily net assets.


(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.


(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended October 31, 1998, the Fund paid the Transfer Agent fees totaling $9,518. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended October 31, 1998, the Fund reimbursed the Investment Adviser $37,878 for these services.


(g) For the fiscal year ended October 31, 1998, Merrill Lynch Asset Management, L.P. ("MLAM") voluntarily waived a portion of the management fee due from the Fund and reimbursed the Fund for a portion of other expenses. As MLAM may discontinue its waiver of such fees and reimbursement of expenses, the table above has been restated to assume the absence of any such waiver or reimbursement. During the fiscal year ended October 31, 1998, MLAM waived management fees and reimbursed expenses totaling 0.33% for Class A shares, 0.31% for Class B shares, 0.31% for Class C shares, and 0.33% for Class D shares after which the Fund's total expense ratio was 0.76% for Class A shares, 1.23% for Class B shares, 0.95% for Class C shares and 0.89% for Class D shares.


 (h) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.


 (i) The shares of the Fund in existence prior to its reorganization at the close of business on February 14, 1997 have been reclassified as Class D shares.


UNDERSTANDING
EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder fees -- fees paid directly from your investment. These include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder (These costs are deducted from the Fund's total assets):

Annual Fund Operating Expenses -- expenses that cover the costs of operating the Fund.


Management Fee -- a fee paid to the Investment Adviser for managing the Fund.


Distribution Fees -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants.


Service (Account Maintenence Fees) -- fees used to compensate securities dealers for account maintenance activities.



4                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

[GRAPHIC] Key Facts


Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:



                   1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
  Class A           $210            $443            $695           $1,415
--------------------------------------------------------------------------------

  Class B           $257            $486            $839           $1,835
--------------------------------------------------------------------------------

  Class C           $228            $400            $692           $1,523
--------------------------------------------------------------------------------

  Class D           $223            $483            $764           $1,563
--------------------------------------------------------------------------------


EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                   1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
  Class A           $210            $443            $695           $1,415
--------------------------------------------------------------------------------

  Class B           $157            $486            $839           $1,835
--------------------------------------------------------------------------------

  Class C           $128            $400            $692           $1,523
--------------------------------------------------------------------------------

  Class D           $223            $483            $764           $1,563
--------------------------------------------------------------------------------



                 MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND               5

[GRAPHIC] Details About the Fund


HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's investment objective is to seek the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. In other words, the Fund's main goal is to generate current income. The Fund tries to do this by investing in bonds and other debt securities that are issued or guaranteed by the U.S. Government or U.S. Government agencies and organizations. Under normal circumstances, the Fund will maintain a dollar-weighted average maturity of six to eight years. We cannot guarantee that the Fund will achieve its goals.


The Fund will invest in a variety of government securities. Certain securities, such as U.S. Treasury obligations are direct obligations of the U.S. Government. The Fund also invests in securities that are issued by government-sponsored enterprises or agencies but are not direct obligations of the U.S. Government. These securities are, however, backed by the credit of the particular agency or government-sponsored enterprise that issued the securities and are generally considered to have a low risk of default by the issuer.


The Fund may invest a portion of its assets in various types of mortgage backed securities issued or guaranteed by government-sponsored enterprises such as the Federal National Mortgage Association. Mortgage-backed securities are backed by and are repaid from a pool of mortgage loans on residential or commercial real estate. The actual yield and maturity of many mortgage backed securities will vary as the underlying mortgages are paid off more rapidly in response to falling interest rates or more slowly in response to rising interest rates.


The Fund may also invest in securities that provide a return based on an interest rate or index. For example, the Fund may invest in a security that increases in value with a rise in the price of a particular index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Certain indexed securities can provide a degree of leverage because they may increase or decrease at a greater rate than the price of the index on which the security is based. Indexed securities also are subject to the risks related to the underlying index.


The Fund may lend its portfolio securities under lending arrangements with brokers, dealers and financial institutions. When lending portfolio securities, the Fund will receive collateral in cash or securities issued or guaranteed by the U.S. government equal to at least 100% of the market value of the loaned


ABOUT THE
PORTFOLIO MANAGER


Ralph A. DeCesare is a Director of the Investment Adviser and the portfolio manager of the Fund. Mr. DeCesare has been a Vice President of the Investment Adviser since 1993, was an Assistant Vice President from 1991 to 1993, and a Credit Analyst from 1991 to 1993.



ABOUT THE
INVESTMENT ADVISER

The Fund is managed by
Merrill Lynch Asset Management.


6               MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND.

securities plus accrued interest. This collateral will be invested by the Fund in short-term securities and the Fund will retain the income earned from these investments. The Fund may enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in the U.S. Government securities or an affiliate of such dealer. The Fund may also purchase securities on a when-issued basis or forward commitment basis or sell such securities for delayed delivery.






INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Interest Rate Risk--Prices of bonds generally increase when interest rates decline and decrease when interest rates increase. This risk is known as interest rate risk. Prices of longer term securities generally fluctuate more in response to interest rate changes than do prices of shorter term securities.


Mortgage-Backed Securities--The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities are also subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which will reduce the yield to maturity and the average life of the mortgage-


                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND                7

[GRAPHIC] Details About the Fund



backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it will likely receive an interest rate lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower than expected rate. As a result, the average maturity of the Fund's portfolio will increase. The value of long-term securities generally changes more widely in response to changes in interest rates than short-term securities.



Indexed and Inverse-Indexed Securities--The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate. In general, inverse-indexed securities change in value in a manner that is opposite to most bonds-that is, interest rates on these securities will decrease when interest rates increase in value and increase in value when interest rates decrease. Investments in inverse-indexed securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse-indexed securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.


Securities Lending--Securities lending involves the risk that the borrower to which the Fund has loaned its securities may not return the securities in a timely manner or at all. As a result, the Fund may suffer costs and delay in recovering the loaned securities. In addition, if the Fund does not get back the securities it loaned and the value of the collateral the Fund received in return or the loaned securities falls, the Fund could lose money.


When-Issued and Delayed-Delivery Securities--When-issued and delayed-delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund may lose the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.


STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


--------------------------------------------------------------------------------

8              MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

[GRAPHIC] Your Account


MERRILL LYNCH SELECT PRICING(Service Mark) SYSTEM
--------------------------------------------------------------------------------


The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. It should be noted that Class C shares are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Fund advised by the Investment Adviser. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.


For example, if you select Class A or D shares, you pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. If you select Class B or C shares, you can invest the full amount of your purchase price, but you will be subject to a distribution fee and account maintenance fee payable over time and possibly a deferred sales charge when you sell shares. You may be eligible for a sales charge waiver. See below.


If you purchase Class B or C shares, you pay a distribution fee of 0.25% and an account maintenance fee of 0.25% on an ongoing basis. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge.


The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.



                 MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND               9

[GRAPHIC] Your Account


The table below summarizes key features of the Merrill Lynch Select Pricing(Service Mark) System.



                      Class A                 Class B                Class C                Class D*
------------------------------------------------------------------------------------------------------------------
 Availability         Limited to certain      Generally available    Generally available    Generally available
                      investors including:    through Merrill        through Merrill        through Merrill
                      o Current Class A       Lynch. Limited         Lynch. Limited         Lynch. Limited
                        shareholders          availability through   availability through   availability through
                      o Certain Retirement    other securities       other securities       other securities
                        Plans                 dealers.               dealers. Class C       dealers.
                      o Participants in                              shares are available
                        certain Merrill                              only through the
                        Lynch sponsored                              Exchange Privilege.
                        programs
                      o Certain affiliates
                        of Merrill Lynch.

------------------------------------------------------------------------------------------------------------------

 Initial Sales        Yes. Payable at time    No. Entire purchase    No. Entire purchase    Yes. Payable at time
 Charge?              of purchase. Lower      price is invested in   price is invested in   of purchase. Lower
                      sales charges           shares of the Fund.    shares of the Fund.    sales charges
                      available for larger                                                  available for larger
                      investments.                                                          investments.

------------------------------------------------------------------------------------------------------------------

 Deferred Sales       No. (May be charged     Yes. Payable if you    Yes. Payable if you    No. (May be charged
 Charge?              for purchases over      redeem within one      redeem within one      for purchases over
                      $1 million that are     year of purchase.      year of purchase.      $1 million that are
                      redeemed within one                                                   redeemed within one
                      year.)                                                                year.)

------------------------------------------------------------------------------------------------------------------

Account               No.                     0.25% Account          0.25% Account          0.10% Account
Maintenance and                               Maintenance Fee        Maintenance Fee        Maintenance Fee
Distribution Fees?                            0.25% Distribution     0.25% Distribution     No Distribution Fee.
                                              Fee.                   Fee.

------------------------------------------------------------------------------------------------------------------

Conversion to         No.                     Yes, automatically     No.                    No.
Class D Shares?                               after approximately
                                              ten years.

------------------------------------------------------------------------------------------------------------------



* The shares of the Fund in existence prior to its reorganization at the close of business on February 14, 1997 have been reclassified as Class D shares. Although purchasers of Class D shares generally will pay an initial sales charge, if you have held shares of the Fund since prior to its reorganization, you will not pay any sales charge with respect to either your "reclassified" Class D shares or any Class D shares you may purchase in the future. See page [10] of the Fund's Statement of Additional Information.



                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

Class A and Class D Shares -- Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.


                                                                      Dealer
                                                                   Compensation
                               As a % of          As a % of          as a % of
Your Investment              Offering Price    Your Investment*  Offering Price
--------------------------------------------------------------------------------
Less than $100,000              1.00%             1.01%             0.95%
--------------------------------------------------------------------------------

$100,000 but less than
 $250,000                        0.75%             0.76%             0.70%
--------------------------------------------------------------------------------

 $250,000 but less than
 $500,000                        0.50%             0.50%             0.45%
--------------------------------------------------------------------------------

 $500,000 but less than
 $1,000,000                      0.30%             0.30%             0.27%
--------------------------------------------------------------------------------

 $1,000,000 and over**           0.00%             0.00%             0.00%
--------------------------------------------------------------------------------


  *  Rounded to the nearest one-hundredth percent.


** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 0.20% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.30% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.


No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

         o Purchases under a Right of Accumulation or Letter of Intent.

         o Merrill Lynch Blueprint(Service Mark) Program participants.

         o TMA(Service Mark) Managed Trusts.

         o Certain Merrill Lynch investment or central asset accounts.

         o Certain employer-sponsored retirement or savings plans.

         o Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.


Right of Accumulation -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.



                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND               11

[GRAPHIC] Your Account


         o Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.

         o Certain Merrill Lynch fee-based programs.

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options


If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.25% and account maintenance fees of 0.25% each year. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


If you redeem Class B or Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all



12               MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.


Class B Shares



The deferred sales charge relating to Class B shares will be reduced or waived in certain circumstances, such as:

         o Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.

         o Redemption by certain eligible 401(a) and 401(k) plans and group plans participating in the Merrill Lynch Blueprint Program and certain retirement plan rollovers.

         o Redemption in connection with participation in certain Merrill Lynch fee-based programs.

         o Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate.



         o Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.



         o Withdrawals resulting from closure by Merrill Lynch of the account in which shares of the Fund are held.


Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.


Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you exchange Class B shares with a ten-year conversion schedule for Class B shares with an eight year conversion schedule, or vice versa, the conversion schedule applicable to the Class B



                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND               13

[GRAPHIC] Your Account


shares acquired in the exchange will apply. If you acquire your Class B shares in an exchange from another fund, the Fund's ten-year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of another fund, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.


Class C Shares


The deferred sales charge relating to Class C shares may be waived in connection with certain Merrill Lynch fee-based programs or a systematic withdrawal plan or in connection with withdrawals resulting from closure by Merrill Lynch of the account in which shares of the Fund are held. Class C shares do not offer a conversion privilege.




HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.



14               MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND


If You Want to          Your Choices             Information Important for You to Know
-------------------------------------------------------------------------------------------------------------
Buy Shares              First, select the        Refer to the Merrill Lynch Select Pricing table on page 19.
                        share class              Be sure to read this prospectus carefully.
                        appropriate for you
                        -------------------------------------------------------------------------------------
                        Next, determine the      The minimum initial investment for the Fund is $1,000 for
                        amount of your           all accounts except:
                        investment
                                                   o $500 for Employee AccessSM Accounts
                                                   o $250 for certain Merrill Lynch fee-based programs
                                                   o $100 for Merrill Lynch BlueprintSM Program
                                                   o $100 for retirement plans

                                                 (The minimums for initial investments may be waived or
                                                 reduced under certain circumstances.)
                        -------------------------------------------------------------------------------------
                        Have your Merrill        The price of you shares is based on next calculation of net
                        Lynch Financial          asset value after your order is placed. Any purchase orders
                        Consultant or            received by Merrill Lynch from a securities dealer within
                        securities dealer        thirty minutes after the close of business on the New York
                        submit your purchase     Stock Exchange (generally 4:00 p.m. Eastern time) will be
                        order                    priced at the net asset value determined that day.

                                                 Purchase orders received after that time will be priced at the net asset value determined on the next business day. The
                                                 Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a
                                                 processing fee to confirm a purchase. This fee is currently
                                                 $5.35.
                        -------------------------------------------------------------------------------------
                        Or contact the           You can purchase shares by calling the Transfer Agent to
                        Transfer Agent           request an application and making a purchase order directly to the Transfer Agent at the address on the inside back
                                                 cover of this prospectus.
-------------------------------------------------------------------------------------------------------------
Add to Your             Purchase additional      The minimum investment for additional purchases is $50.00
Investment              shares                   for all accounts except that retirement plans have a minimum additional purchase of $1

                                                 (The minimums for additional purchases may be waived under certain circumstances.)
                        -------------------------------------------------------------------------------------
                        Acquire additional       All dividends and capital gains distributions are
                        shares through the       automatically reinvested without a sales charge.
                        automatic dividend
                        reinvestment plan
                        -------------------------------------------------------------------------------------
                        Participate in the       You may invest a specific amount on a periodic basis through
                        automatic investment     certain Merrill Lynch investment or central asset accounts.
                        plan
-------------------------------------------------------------------------------------------------------------
Transfer Shares to      Transfer to a            You may transfer your Fund shares only to another securities
Another Securities      participating            dealer that has entered into an agreement with Merrill
Dealer                  securities dealer        Lynch. All shareholder services will be available for the
                                                 transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                 trading of these assets must be coordinated by the receiving firm.
-------------------------------------------------------------------------------------------------------------



      MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND                        15

[GRAPHIC] Your Account




If You Want to          Your Choices             Information Important for You to Know
-------------------------------------------------------------------------------------------------------------
Transfer Shares to      Transfer to a            You must either:
Another Securities      non-participating        o Transfer your shares to an account with the Transfer
Dealer (continued)      securities dealer          Agent; or
                                                 o Sell your shares
-------------------------------------------------------------------------------------------------------------
Sell Your Shares        Have your Merrill        The price of your shares is based on the next calculation of
                        Lynch Financial          net asset value after your order is placed. For your
                        Consultant or            request, you must submit your request to your dealer within
                        securities dealer        fifteen minutes after that day's close of business on the
                        submit your sales        New York Stock Exchange (generally 4:00 p.m. Eastern time).
                        order                    Any redemption request placed from a dealer after that time will be priced at the net asset value at the close of
                                                 business on the next business day. Dealers must submit
                                                 redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange.

                                                 Securities dealers, including Merrill Lynch, may charge a
                                                 fee to process a redemption of shares. Merrill Lynch
                                                 currently charges a fee of $5.35. No processing fee is
                                                 charged if you redeem shares held by the Transfer Agent.

                                                 The Fund may reject an order to sell shares under certain
                                                 circumstances.
-------------------------------------------------------------------------------------------------------------
                        Sell through the         You may sell shares held at the Transfer Agent by writing to
                        Transfer Agent           the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                 sign the letter and signatures must be guaranteed. If you
                                                 hold stock certificates, return the certificates with the
                                                 letter. The Transfer Agent will normally mail redemption
                                                 proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                 proceeds. This delay will usually not exceed ten days.

                                                 If you hold share certificates, they must be delivered to
                                                 the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                 Consultant for details.
-------------------------------------------------------------------------------------------------------------




16     MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND


If You Want to          Your Choices             Information Important for You to Know
-------------------------------------------------------------------------------------------------------------
Sell Shares             Participate in the       You can choose to receive systematic payments from your Fund
Systematically          Fund's Systematic        account either by check or through direct deposit to your
                        Withdrawal Plan          bank account on a monthly or quarterly basis. If you have a
                                                 Merrill Lynch CMA(R), CBA(R) or Retirement Account you can
                                                 arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method
                                                 you must have dividends and other distributions
                                                 automatically reinvested. For Class B and C shares your
                                                 total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is
                                                 established. The deferred sales charge is waived for
                                                 systematic redemptions. Ask your Merrill Lynch Financial
                                                 Consultant for details.
-------------------------------------------------------------------------------------------------------------
Exchange Your Shares    Select the fund into     You can exchange your shares of the Fund for shares of many
                        which you want to        other Merrill Lynch mutual funds. You must have held the
                        exchange. Be sure to     shares used in the exchange for at least 15 calendar days
                        read that fund's         before you can exchange to another fund.
                        prospectus
                                                 Each class of Fund shares is generally exchangeable for
                                                 shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
                                                 Class A shares, you will exchange into Class D shares.

                                                 Some of the Merrill Lynch mutual funds impose a different
                                                 initial or deferred sales charge schedule. If you exchange
                                                 Class A or D shares for shares of a fund with a higher
                                                 initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                 exchange Class B shares for shares of a fund with a
                                                 different deferred sales charge schedule, the higher
                                                 schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                 period for calculating a deferred sales charge at
                                                 redemption. If you exchange Class A or D shares for money
                                                 market fund shares, you will receive Class A shares of
                                                 Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                 Although there is currently no limit on the number of
                                                 exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.



      MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND                         17

[GRAPHIC] Your Account


HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.




PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Net Asset Value -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.



18               MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.


DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------



The Fund will distribute any net investment income monthly, and any net realized capital gains annually. If your account is with Merrill Lynch and you would like to receive dividends and distributions in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.


You will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains are taxed at different rates than ordinary income.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Dividends -- income paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Distributions -- capital gains paid to shareholders. Distributions may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax adviser.

                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND               19

[GRAPHIC] Management of the Fund


MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------


Merrill Lynch Asset Management, the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.40% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1998 the Investment Adviser received a management fee of $150,322 (based on average daily net assets of approximately $37.7 million), $122,202 of which the Investment Adviser voluntarily reimbursed to the Fund.


Merrill Lynch Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $[ ] billion in investment company and other portfolio assets under management as of December 1998. This amount includes assets managed for Merrill Lynch affiliates.


A Note About Year 2000


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests, and this could hurt the Fund's investment returns.



20              MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

                      This Page Intentionally Left Blank



               MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

[GRAPHIC] Management of the Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.


In connection with its reorganization at the close of business on February 14, 1997, the Fund changed its investment objective. For the period from the commencement of the Fund's operations through its reorganization at the close of business on February 14, 1997, the portfolio of the Fund has consisted primarily of securities issued by the U.S. Government and its agencies and instrumentalities. The average maturity of the Fund's portfolio during this period (generally ranging from two to five years) has been somewhat shorter than the average maturity of the Fund of six to eight years following the change in its investment objective upon its reorganization. As a result, the financial information in the table below for operations of the Fund prior to its reorganization may not be indicative of its performance following its reorganization.





                                                         Class A                          Class B
                                            ------------------------------------------------------------------
                                               For the       For the period     For the       For the period
   Increase (Decrease) in                     Year Ended     Feb. 18, 1997+    Year Ended     Feb. 18, 1997+
   Net Asset Value:                         Oct. 31, 1998   to Oct. 31, 1997  Oct. 31, 1998  to Oct. 31, 1997
--------------------------------------------------------------------------------------------------------------

   Per Share Operating Performance:
   Net asset value, beginning of period       $    9.74        $   9.66         $    9.74         $  9.66

   Investment income--net                           .59             .39               .54             .57

   Realized and unrealized
   gain on investments--net                         .37             .08               .37             .08

   Total from investment operations                 .96             .47               .91             .45

   Less dividends from investment
   income--net                                     (.59)           (.39)             (.54)           (.37)

   Net asset value, end of period             $   10.11        $   9.74         $   10.11         $  9.14

   Total Investment Return**

   Based on net asset value per share             10.23%           5.04%#            9.68%           4.81%#

   Ratios to Average Net Assets
   Expenses, net of reimbursement                   .76%           1.12%*            1.23%           1.39%*

   Expenses                                        1.09            2.08%*            1.54%           2.42%*

   Investment income--net                          5.99%           5.95%*            5.34%           5.69%*

   Supplemental Data
   Net assets, end of period
     (in thousands)                              $1,905           $ 425           $39,975            $829
--------------------------------------------------------------------------------------------------------------
   Portfolio turnover                            108.06%         201.55%           108.06%         201.55%



                                                         Class C
                                           ---------------------------------
                                               For the       For the period
   Increase (Decrease) in                     Year Ended     Feb. 18, 1997+
   Net Asset Value:                          Oct. 31, 1998  to Oct. 31, 1997
----------------------------------------------------------------------------
   Per Share Operating Performance:
   Net asset value, beginning of period       $    9.73       $    9.66

   Investment income--net                           .57             .36

   Realized and unrealized
   gain (loss) on investments--net                  .38             .07

   Total from investment operations                 .95             .43

   Less dividends from investment
   income--net                                     (.57)           (.36)

   Net asset value, end of period             $   10.21       $    9.73

   Total Investment Return**

   Based on net asset value per share             10.05%           4.57%#

   Ratios to Average Net Assets
   Expenses, net of reimbursement                   .95%           1.47%*

   Expenses                                        1.26%           2.64%*

   Investment income--net                          5.54%           5.55%*

   Supplemental Data
   Net assets, end of period
     (in thousands)                           $4,674          $   47
-------------------------------------------------------------------------------
   Portfolio turnover                            108.06%         201.55%



     *   Annualized
     **  Total investment returns exclude the effects of sales loads.
     +   Commencement of operations.
     #   Aggregate total investment return.



22                 MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND


                                                                            Class D
                                         ---------------------------------------------------------------------------------
                                                                For the Year Ended October 31,
                                         ---------------------------------------------------------------------------------
Increase (Decrease) in
Net Asset Value:                               1998             1997           1996           1995               1994
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $      9.74      $    9.68      $    9.82      $      9.60       $     10.31
--------------------------------------------------------------------------------------------------------------------------
Investment income--net                             .58            .55            .61              .62               .55
--------------------------------------------------------------------------------------------------------------------------
Realized and unrealized
gain (loss) on investments--net                    .37            .06           (.14)             .22              (.71)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .95            .61            .47              .84              (.16)
--------------------------------------------------------------------------------------------------------------------------
Less dividends from investment
income--net                                       (.58)          (.55)          (.61)            (.62)             (.55)
--------------------------------------------------------------------------------------------------------------------------
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $     10.11      $    9.74      $    9.68      $      9.82       $      9.60
--------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share               10.12%          6.60%          4.87%            9.00%            (1.54)%
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement                     .89%          1.25%           .97%             .96%              .83%
--------------------------------------------------------------------------------------------------------------------------
Expenses                                          1.22%          1.69%           .97%             .96%              .83%
--------------------------------------------------------------------------------------------------------------------------
Investment income--net                            5.94%          5.71%          6.19%            6.38%             5.55%
--------------------------------------------------------------------------------------------------------------------------
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets,end of period (in thousands)    $    34,408      $  28,805      $  47,281      $    65,139          $ 81,407
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              108.06%        201.55%         51.44%           47.90%           172.51%
--------------------------------------------------------------------------------------------------------------------------



*   Total investment returns exclude the effects of sales loads.


               MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND           23

[GRAPHIC] Management of the Fund


                                   POTENTIAL
                                   INVESTORS

                         Open an account (two options).


                                       1
                                  MERRILL LYNCH
                              FINANCIAL CONSULTANT
                              OR SECURITIES DEALER

                Advises shareholders of their Fund investments.


                                       2
                                 TRANSFER AGENT

                          Financial Data Services, Inc.
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                 Performs recordkeeping and reporting services.


                                   DISTRIBUTOR

                        Merrill Lynch Funds Distributor,
                 a division of Princeton Funds Distributor, Inc.
                                  P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                      Arranges for the sale of Fund shares.


                                    THE FUND

                             The Board of Trustees
                               oversees the Fund.


                                     COUNSEL

                               ROGERS & WELLS LLP
                                 200 Park Avenue
                            New York, New York 10166

                       Provides legal advice to the Fund.


                                    CUSTODIAN

                       State Street Bank and Trust Company
                                  P.O. Box 351
                           Boston, Massachusetts 02101

                   Holds the Fund's assets for safekeeping.


                              INDEPENDENT AUDITORS

                              Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                              Audits the financial
                       statements of the Fund on behalf of
                                the shareholders.


                               INVESTMENT ADVISER

                               Merrill Lynch Asset
                                Management, L.P.

                             ADMINISTRATIVE OFFICES
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                 MAILING ADDRESS
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                TELEPHONE NUMBER
                                 1-800-MER-FUND

                   Manages the Fund's day-to-day activities.


24              MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

[GRAPHIC] For More Information                            [LOGO] Merrill Lynch


                                                                 Merrill Lynch
                                                                  Intermediate
                                                               Government Bond
                                                                          Fund


Shareholder Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.



Investment Company Act file #811-4839
Code #10431-0298
(Copyright)Fund Asset Management, L.P.                       February   , 1999

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such State.


                SUBJECT TO COMPLETION, DATED DECEMBER 31, 1998
               PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION


                      STATEMENT OF ADDITIONAL INFORMATION


                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND
   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800


                            ------------------------


     Merrill Lynch Intermediate Government Bond Fund (the "Fund") is a diversified mutual fund that seeks the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. Under normal circumstances, all or substantially all of the Fund's assets will be invested in such securities. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six to eight years. There can be no assurance that the Fund's investment objective will be achieved.



     Pursuant to the Merrill Lynch Select Pricing(Service Mark) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. Class C shares of the Fund are available only through the Exchange Privilege. The Merrill Lynch Select Pricing(Service Mark) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."


                            ------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") dated February [ ], 1999, which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated into the Prospectus.


                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------


  The date of this Statement of Additional Information is February [  ], 1999.

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                              ----
Investment Objectives and Policies.........................................................................     2
Risk Factors and Special Considerations....................................................................     2
  Investment Restrictions..................................................................................     2
Management of the Fund.....................................................................................     5
  Trustees and Officers....................................................................................     5
  Compensation of Trustees.................................................................................     7
  Management and Advisory Arrangements.....................................................................     8
  Code of Ethics...........................................................................................     9
Purchase of Shares.........................................................................................    10
  Initial Sales Charge Alternatives--Class A and Class D Shares............................................    11
  Reduced Initial Sales Charges............................................................................    12
  Deferred Sales Charge Alternatives--Class B and Class C Shares...........................................    15
  Distribution Plans.......................................................................................    18
  Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements............................    18
  Limitations on the Payment of Deferred Sales Charges.....................................................    20
Redemption of Shares.......................................................................................    21
  Redemption...............................................................................................    21
  Repurchase...............................................................................................    21
  Reinstatement Privilege..................................................................................    22
Pricing of Shares..........................................................................................    23
  Determination of Net Asset Value.........................................................................    23
Portfolio Transactions and Brokerage.......................................................................    23
  Transactions in Portfolio Securities.....................................................................    23
  Portfolio Turnover.......................................................................................    24
Shareholder Services.......................................................................................    25
  Investment Account.......................................................................................    25
  Fee-Based Programs.......................................................................................    25
  Retirement Plans.........................................................................................    26
  Exchange Privilege.......................................................................................    26
  Automatic Investment Plans...............................................................................    28
  Automatic Dividend Program...............................................................................    28
  Systematic Redemption Program............................................................................    29
Distributions and Taxes....................................................................................    30
  Dividends and Distributions..............................................................................    30
  Taxes....................................................................................................    30
Performance Data...........................................................................................    32
General Information........................................................................................    36
  Description of Shares....................................................................................    36
  Independent Auditors.....................................................................................    36
  Custodian................................................................................................    37
  Transfer Agent...........................................................................................    37
  Legal Counsel............................................................................................    37
  Reports to Shareholders..................................................................................    37
  Shareholder Inquiries....................................................................................    37
  Additional Information...................................................................................    37

                       INVESTMENT OBJECTIVES AND POLICIES


     The Fund is a diversified, open-end management investment company. The investment objective of the Fund is to seek the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years. Under normal circumstances, all or substantially all of the Fund's assets will be invested in such securities. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of six to eight years.



     Certain of the securities in which the Fund invests are supported by the full faith and credit of the U.S. Government, such as U.S. Treasury obligations. Other of the securities in which the Fund invests are not supported by the full faith and credit of the U.S. Government but are issued by U.S. Government agencies, instrumentalities or government-sponsored enterprises. Such securities are generally supported only by the credit of the agency, instrumentality or enterprise issuing the security and are generally considered to have a low principal risk. However, because of the longer-term maturities of the securities in which the Fund will invest, interest rate fluctuations may adversely affect the market value of such securities. As interest rates rise, the value of fixed-income securities will fall, adversely affecting the net asset value of the Fund.



     Mortgaged-Backed Securities. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities are also subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which will reduce the yield to maturity and the average life of the mortgage-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it will likely receive an interest rate lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower than expected rate. As a result, the average maturity of the Funds portfolio will increase. The value of long-term securities generally changes more widely in response to changes in interest rates than short-term securities.



     Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the changes in particular measurements of value or an interest rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns of principal based on the change in an index of interest rates or on the value of an index. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.



     Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.





                    RISK FACTORS AND SPECIAL CONSIDERATIONS



INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 (the "Investment Company Act") means the lesser of

(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
     Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law.

          d. Notwithstanding fundamental investment restriction (7) above, the Fund will not borrow amounts in excess of 5% of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are (i) purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal, and
(ii) purchases of securities from underwriting syndicates of which Merrill Lynch is a member.


     Mortgage-Backed Securities. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases mortgaged-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund.



     Indexed and Inverse-Indexed Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate. In general, inverse-indexed securities change in value in a manner that is opposite to most bonds--that is, interest rates on these securities will decrease when interest rates increase in value and increase in value when interest rates decrease. Investments in inverse-indexed securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse-indexed securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.


     Lending of Portfolio Securities. Subject to investment restriction (5) above, the Fund from time to time may lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash or United States Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights of dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. In the event of a default by the borrower, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.


     Forward Commitments. U.S. Government securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with the Custodian consisting of cash or liquid high grade debt obligations having a market value at all times until the delivery date at least equal to the amount of the forward commitment. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Fund will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest.



     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. From time to time, the Fund also may invest in securities pursuant to purchase and sale contracts. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. As a matter of operating policy, the Fund will not enter into repurchase agreements or purchase and sale contracts with greater than seven days to maturity if, at the time of such investment, more than 10% of the total assets of the Fund would be so invested.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Trustees and officers of the Fund, their ages, principal occupations for at least the last five years and the public companies for which they serve as directors are set forth below. Unless otherwise stated, the address of each Trustee and officer is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646.


     ROBERT W. CROOK (62)--President and Trustee(1)(2)--Senior Vice President of Merrill Lynch Asset Management, L.P. ("MLAM") and of Merrill Lynch Funds Distributor, Inc. ("MLFD") since 1990 and Vice President of MLAM and MLFD prior thereto.



     A. BRUCE BRACKENRIDGE (68)--Trustee(2)--9 Elm Lane, Bronxville, New York 10708. Group Executive of J.P. Morgan & Co., Inc. (banking) and Morgan Guaranty Trust Company from 1979 to 1991 and an employee of J.P. Morgan in various capacities from 1952 to 1991.

     CHARLES C. CABOT, JR. (68)--Trustee(2)--One Post Office Square, Boston, Massachusetts 02119. Partner of the law firm Sullivan & Worcester and associated with that firm since 1966.



     JAMES T. FLYNN (59)--Trustee(2)--340 East 72nd Street, New York, New York 10021. Chief Financial Officer of J.P. Morgan & Co., Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.



     TERRY K. GLENN (58)--Trustee(1)(2)--P.O. Box 9011, Princeton, New Jersey 08543-9011. Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services, Inc. since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     TODD GOODWIN (67)--Trustee--600 Madison Avenue, New York, New York, 10022; General Partner of Gibbons, Goodwin, van Amerongen (investment banking firm) since 1984; Director of Wells Aluminum Co. (aluminum extrusions). The Rival Company (electrical appliance manufacturer), U.S. Energy Systems (independent power producer) and Johns Manville Corporation (building materials).



     GEORGE W. HOLBROOK, JR. (67)--Trustee(2)--107 John Street, Southport, Connecticut 06490. Managing Partner of Bradley Resources Company (private investment company) and associated with that firm and its predecessors since 1953; Director of Canyon Resources Corporation (mineral exploration company); Director of Thoratec Laboratories Corporation (medical device manufacturer).



     W. CARL KESTER (47)--Trustee(2)--Harvard Business School, Morgan Hall 393, Soldiers Field, Boston, Massachusetts 02163; James R. Williston Professor of Business Administration of Harvard University Graduate School of business since 1997, MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.



     MICHAEL J. BRADY (39)--Senior Vice President(2)--Vice President of MLAM since 1993; Vice President of MLFD since 1990 and an employee of MLFD prior thereto.



     WILLIAM M. BREEN (44)--Senior Vice President and Assistant
Treasurer(2)--Vice President of MLAM since 1993 and Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.



     JAMES J. FATSEAS (42)--Senior Vice President(2)--Vice President of MLAM since 1993; Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.



     JOSEPH T. MONAGLE, JR. (50)--Senior Vice President(2)--Senior Vice President and Department Head of the Global Fixed Income Division of MLAM and FAM since 1990 and Vice President of MLAM and FAM prior thereto.



     WILLIAM WASEL (39)--Senior Vice President(2)--Vice President of MLAM since 1993; Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.



     DONALD C. BURKE (38)--Vice President(2)--P.O. Box 9011, Princeton, New Jersey 08543-9011. First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997 and Director of Taxation of MLAM since 1990.



     ANN CATLIN (37)--Vice President(2)--Employee of MLFD since 1986.



     DIANA FRANKLAND (63)--Vice President(2)--Employee of MLFD since 1979.



     RALPH A. DECESARE (37)--Director and Portfolio Manager--Director of MLAM since July, 1998; Vice President of MLAM since 1993; Assistant Vice President of MLAM since 1991; and Credit Analyst of MLAM since 1990.



     MARK E. MAGUIRE (39)--Vice President(2)--Assistant Vice President of MLFD since 1990 and an employee of MLFD since 1986.



     PATRICIA A. SCHENA (41)--Vice President(2)--Assistant Vice President of MLFD since 1990 and an employee of MLFD since 1980.



     BARRY F. X. SMITH (33)--Vice President(2)--Employee of MLFD since 1987.

     KAREN D. YOUNG (34)--Vice President(2)--Employee of MLFD since 1982.



     DIANNE F. MCDONOUGH (37)--Vice President(2)--Employee of MLFD since 1983.



     GERALD M. RICHARD (49)--Treasurer(2)--P.O. Box 9011, Princeton, New Jersey 08543-9011. Senior Vice President and Treasurer of MLAM and FAM since 1984; Vice President and Treasurer of MLFD since 1981; Senior Vice President and Treasurer of Princeton Administrators, Inc. since 1988; Senior Vice President and Treasurer of Princeton Services, Inc. since 1993.



     PHILLIP S. GILLESPIE (35)--Secretary--P.O. Box 9011, Princeton, New Jersey 08543-9011. Attorney associated with the Investment Adviser and MLAM since 1998. Prior to 1998, Mr. Gillespie was Assistant General Counsel of Chancellor LGT Asset Management, Inc. and from 1993 to 1997 was a Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission.


------------------
(1) These Trustees may be deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940. Mr. Crook and Mr. Glenn are officers of MLFD and MLAM.

(2) Director/trustee or officer of certain other investment companies for which FAM or MLAM acts as investment adviser.


COMPENSATION OF TRUSTEES



     Set forth below is a chart showing, for the fiscal year ended October 31, 1998, compensation paid by the Fund to the non-affiliated Trustees and, for the calendar year ending December 31, 1997, the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM (collectively, the "Fund Complex"), to the non-affiliated Trustees.



                                                         PENSION OR         AGGREGATE COMPENSATION
                                                     RETIREMENT BENEFITS    FROM FUND AND FAM/MLAM
                                     COMPENSATION    ACCRUED AS PART OF     ADVISED FUNDS PAID TO
NAME OF TRUSTEE                       FROM FUND         FUND EXPENSES              TRUSTEES
----------------------------------   ------------    -------------------    ----------------------
A. Bruce Brackenridge(1)..........      $6,000               None                  $ 37,500
Charles C. Cabot, Jr.(1)..........       6,000               None                    37,500
James T. Flynn(1).................       6,000               None                    37,500
Todd Goodwin......................       1,500               None                    10,500
George W. Holbrook(1).............       6,000               None                    37,500
W. Carl Kester(1).................       6,000               None                    37,500


------------------
(1) In addition to the Fund, the Trustees serve on other FAM/MLAM Advised Funds as follows: Mr. Brackenridge (2) registered investment companies consisting of (6) portfolios; Mr. Cabot (2) registered investment companies consisting of (6) portfolios; Mr. Flynn (2) registered investment companies consisting of (6) portfolios; Mr. Holbrook (2) registered investment companies consisting of (6) portfolios; and Mr. Kester (2) registered investment companies consisting of (6) portfolios.


     At December 1, 1998, the officers and trustees of the Fund as a group (twenty-five persons) owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. ("ML & Co.") and owned less than 1% of the outstanding shares of the Fund.


     The trustees have an Audit and Nominating Committee, the members of which are Messrs. Brackenridge, Cabot, Flynn, Holbrook and Kester.


     Each Trustee who is not an officer or employee of ML & Co. or its
subsidiaries will be paid [      ] annually in his capacity as Trustee. All
Trustees will be reimbursed for any expenses incurred in attending meetings of the Board of Trustees of the Fund or of any committee thereof. No officer or employee of ML & Co. or its subsidiaries will receive any compensation from the Fund for acting as a Trustee or officer of the Fund.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS


     The Investment Adviser to the Fund is MLAM, an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. The Investment Adviser acts as the investment adviser for the Fund and provides the Fund with management services. The Investment Adviser (the general partner of which is Princeton Services Inc., a wholly owned subsidiary of ML & Co.) has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011). ML & Co. has its principal place of business at 250 Vesey Street, New York, New York 10281. The Investment Adviser or its affiliate, Fund Asset Management, L.P. ("FAM"), acts as the investment adviser for more than 140 registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individual and institutional accounts. As of December 31, 1998, the Investment Adviser and FAM had a total of $[ ] billion in investment company and other portfolios assets under management, including accounts of certain affiliates of the Investment Adviser.


     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., subsidiary of ML & Co.

     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. The address of the sub-adviser is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Pursuant to the terms of the Investment Advisory Agreement, the Investment Adviser, subject to the general supervision of the Trustees of the Fund and in conformance with the stated policies of the Fund, renders investment supervisory and administrative services to the Fund. In this regard, it is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the purchase and sale orders for the portfolio transactions of the Fund. In addition the Investment Adviser performs, or supervises the performance of, administrative services in connection with the Fund, including
(i) supervision of all aspects of the Fund's administration and operations, including processing services related to the purchase and redemption of Fund shares, the general handling of shareholder relations, and portfolio management;
(ii) providing the Fund, at the Investment Adviser's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund; and
(iii) providing the Fund, at the Investment Adviser's expense, with adequate office space and related services. The Investment Adviser may arrange for the provision of these administrative services and functions by MLFD or another affiliate of ML & Co.


     The Investment Advisory Agreement obligates the Investment Adviser to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as compensation of all Trustees of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the custodian and the transfer agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with those services. MLFD pays certain of the expenses of the Fund in connection with the continuous offering of Fund shares. Certain distribution expenses will be financed by the Fund pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act of 1940. See "Distribution Plans."



     As compensation for the services rendered under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, at an annual rate of 0.40% of the Fund's average daily net assets. MLAM received $150,322 (based on average daily net assets of approximately $37.7 million) in investment advisory fees from the Fund during the Fund's fiscal year ended October 31, 1998, of which $122,202 was waived. MLAM also reimbursed the Fund for additional expenses of $1,011. For the same period, the ratio of total expenses to average net assets was 1.09% for Class A shares, 1.54% for Class B shares, 1.26% for Class C shares and 1.22% for Class D shares. Accounting services are provided to the Fund by MLAM, and the Fund reimburses MLAM for its costs in connection with such services. For the fiscal year ended October 31, 1998, the amount of such reimbursement was $37,878. For the fiscal years ended October 31, 1996 and 1997, the Fund paid investment advisory fees of $231,551 and $152,873, respectively.


Duration and Termination


     The Investment Advisory Agreement is effective as of October 31, 1986 and, unless earlier terminated as described below, will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund, and (b) by a majority of the trustees who are not parties to that contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. The Investment Advisory Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by the trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined under "Investment Restrictions" herein) or by the Investment Adviser on 60 days' written notice to the other party. The Investment Advisory Agreement was last renewed by the Fund's Board of Trustees on September 8, 1998.


     The investment advisory services of the Investment Adviser to the Fund are not exclusive under the terms of the Investment Advisory Agreement and the Investment Adviser is also free to, and does, render such services to others.


TRANSFER AGENCY SERVICES. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.



CODE OF ETHICS



     The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Investment Company Act") which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.



     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                               PURCHASE OF SHARES


     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.



     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(Service Mark) System: Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share represents an identical interest in the same portfolio of investments of the Fund and has the same rights except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and the Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares of the Fund each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege." Class C shares are available only through the Exchange privilege.



     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the contingent deferred sales charge ("CDSC") and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.


Alternative Sales Arrangements

     The alternative sales arrangements available for the Fund's shares permit each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to ongoing charges, as discussed below, or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to ongoing charges.


     The Merrill Lynch Select Pricing(Service Mark) System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Investment Adviser. Funds advised by MLAM or the Investment Adviser that use the Merrill Lynch Select Pricing(Service Mark) System are referred to herein as "Select Pricing Funds."


     The Fund has entered into separate distribution agreements (the "Distribution Agreements") with the Distributor in connection with the continuous offering of each class of shares. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the

Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.


     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.


INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES


     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Sales charges for purchases of Class A and Class D shares of the Fund, computed as indicated in the Prospectus, are reduced on larger purchases. The Distributor may reallow discounts to selected securities dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters within the meaning of the Securities Act of 1933. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. The Distributor will retain the entire sales charge on orders placed directly with it.



     A reduced sales charge is available for any purchase of Class A or Class D shares of the Fund in excess of $100,000. The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.



     For the fiscal year ended October 31, 1998, there were no gross sales charges for the sale of Class A shares. For the fiscal year ended October 31, 1998, the Distributor received no CDSC proceeds with respect to redemption within one year after purchase of Class A shares purchased subject to an initial sales charge waiver.



     For the fiscal year ended October 31, 1998, the gross sales charges for the sale of Class D shares were $6,509, of which $570 was received by the Distributor and $5,939 was received by Merrill Lynch. For the fiscal year ended October 31, 1998, the Distributor received no CDSC proceeds with respect to redemption within one year after purchase of Class D shares purchased subject to an initial sales charge waiver.

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares in a shareholder account, including participants in the Merrill Lynch Blueprint(Service Mark) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(Service Mark) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of the Fund if certain conditions set forth below under "Reduced Initial Sales Charges--Closed-End Fund Investment Option" are met.




REDUCED INITIAL SALES CHARGES.



     Reinvested Dividends and Capital Gains. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."



     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of the Fund subject to initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Fund. For any such right of accumulation to be made available the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.



     Letter of Intention. Reduced sales charges are applicable to purchases through any dealer aggregating $100,000 or more of Class A shares of the Fund or any other Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided by the Distributor. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser's paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund or of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter. The reduced sales charge applicable to the amount covered by the Letter of Intention will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention, the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares of the Fund purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser). The first purchase under the Letter of Intention must be five percent of the dollar amount of such Letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares of the Fund then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention in the Fund.

     Employee Access(Service Mark) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(Service Mark) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     TMA(Service Mark) Managed Trusts. Class A shares are offered to TMA(Service Mark) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Merrill Lynch Blueprint(Service Mark) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(Service Mark) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, Group IRAs and participants in certain affinity groups such as benefit plans, credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire such Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at .80%. Purchases of greater than $5,000 will be at the standard sales charge rate disclosed in the Prospectus). In addition, Class D shares of the Fund are being offered at net asset value plus a sales charge of .50% for participants in corporate or group IRA programs placing orders to purchase their shares through Blueprint. However, services (including the exchange privilege) available to Class A and Class D shareholders through Blueprint may differ from those available to other investors in Class A or Class D shares. Class A and Class D shares are offered at net asset value to participants in the Merrill Lynch Blueprint(Service Mark) Program through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (see definition below) whose Trustee and/or Plan Sponsor offers the Merrill Lynch Directed IRA Rollover Program. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum initial or subsequent purchase requirements are waived in connection with automatic investment plans for Blueprint participants. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(Service Mark) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Purchase Privileges of Certain Persons. Trustees of the Fund, directors and trustees of other MLAM-advised mutual funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors or employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     The shares of the Fund in existence prior to its reorganization at the close of business on February 14, 1997 have been reclassified as Class D shares. Although purchasers of Class D shares generally will be subject to a 1% initial sales charge, those shareholders of the Fund who have held shares of the Fund since prior to its reorganization at the close of business on February 14, 1997, will not be subject to any sales charge with respect to either their reclassified Class D shares or any Class D shares that they may purchase in the future.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(Service Mark) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares of the Fund. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"). In order to exercise this investment option, closed-end fund shareholders must (i) sell their closed-end fund shares through Merrill Lynch and reinvest the proceeds immediately in the Eligible Class A or Class D Shares of the Fund, (ii) either have acquired the shares in the closed-end fund's initial public offering or through reinvestment of dividends earned on shares purchased in such offering, (iii) have maintained their closed-end fund shares continuously in a Merrill Lynch account, and (iv) purchase a minimum of $250 worth of Fund shares. Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Class D shares of the Fund are offered at the net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares with proceeds from a redemption of shares of a mutual fund that was sponsored by the financial consultant's previous firm and imposed a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investors.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Fund may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund.

     The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES



     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C chares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Class C shares, however, are available only through the Exchange Privilege.



     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase.



     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans." Both Class B and Class C shares are subject to an ongoing account maintenance fee and distribution fees; however, the ongoing account maintenance fee and distribution fee potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares.



     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C chares, such as the payment of compensation to Financial Consultants for selling Class B and Class C shares, from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within one year of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.



     The following table sets forth the rates of the CDSC on Class B shares:



                                                                                  CONTINGENT DEFERRED SALES
YEAR SINCE                                                                          CHARGE AS A PERCENTAGE
PURCHASE                                                                               OF DOLLAR AMOUNT
PAYMENT MADE                                                                          SUBJECT TO CHARGE
-------------------------------------------------------------------------------   -------------------------
0-1............................................................................              1.0%
Thereafter.....................................................................              None



     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible applicable rate being charged. Therefore, it will be assumed that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



     To provide an example, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the eighth month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged to a CDSC at a rate of 1.0% (the applicable rate in the first year after purchase).



     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as a joint tenant with his or her spouse) provided the redemption is requested within one year of death or initial determination of disability. The Class B CDSC also is waived on redemption of shares in connection with certain group loans through the Merrill Lynch Blueprint(Service Mark) Program. See "Purchase of Shares--Merrill Lynch Blueprint(Service Mark) Program." The CDSC is waived on redemption of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC is also waived for any Class B shares which are purchased by an eligible 401(k) or eligible 401(a) plan and are rolled over into a Merrill Lynch, Pierce, Fenner & Smith Incorporated or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(Service Mark) Account available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC is also waived for any Class B shares that are purchased within qualifying Employee Access(Service
Mark) Accounts. The terms of the CDSC may be modified for redemptions made in connection with fund participation in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."



     Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

Class B Sales Charge - Information.



                                            CLASS B SHARES*
-------------------------------------------------------------------------------------------------------
       FOR THE FISCAL YEAR                  CDSCS RECEIVED                      CDSCS PAID TO
       ENDED OCTOBER 31,                    BY DISTRIBUTOR                      MERRILL LYNCH
---------------------------------  ---------------------------------  ---------------------------------
              1998                              $10,778                            $10,778
              1997                              $   210                            $   210



* Additional Class B CDSCs payable to the Distributor with respect to the fiscal years ended October 31, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.



     For the fiscal years ended October 31, 1997 and 1998, the Distributor received no CDSCs with respect to redemptions of Class C shares.



     In determining whether a Class C CDSC is applicable to redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares. Class D shares are subject to an ongoing account maintenance fee at an annual rate of 0.10% of average daily net assets, but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares into Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.



     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.



     Class B shareholders holding certificates must deliver such certificates to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. Shares evidenced by certificates that are not received by the Transfer Agent at least one week prior to the Conversion Date will be converted into Class D shares on the next scheduled Conversion Date after such certificates are delivered.



     In general, Class B shares of MLAM-advised equity mutual funds will convert approximately eight years after initial purchase, and Class B shares of MLAM-advised taxable and tax-exempt fixed income mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

     In the event that all Class B shares held in a single account are converted to Class D shares on a Conversion Date, shares representing reinvestment of declared but unpaid dividends on those Class B shares also will be converted to Class D shares; otherwise, only Class B shares purchased through reinvestment of dividends paid will convert to Class D shares on the Conversion Date.



     The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services--Fee-Based Programs."


EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS


     Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans of the Fund for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid or payable by the Fund to the Distributor with respect to such classes.



     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of the Fund's shares, accrued daily and paid monthly, at the annual rate of 0.25% of average daily net assets of the relevant class for Class B and Class C shares, and 0.10% of average daily net assets attributable to the relevant class for Class D shares in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.



     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of average daily net assets attributable to the relevant class for Class B and Class C shares, in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the CDSC and ongoing distribution fees provide for the financing of the distribution of the Fund's Class B and Class C shares.



     For the fiscal year ended October 31, 1998, the Fund paid the Distributor $38,868 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately
$7.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended October 31, 1998, the Fund paid the Distributor $1,938 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $0.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1998, the Fund paid the Distributor $28,168 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately

$28.2 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with the Class D shares.



     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plans. This information is to be presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and/revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and the CDSC and the expenses consist of financial consultation compensation.



     Direct cash revenues attributable to Class B shares for the period from February 18, 1997 (commencement of operations) to October 31, 1998 exceeded direct expenses for such period by $28,627 (representing .072% of net assets attributable to Class B shares at that date. Direct cash revenues attributable to Class C shares for the period from February 18, 1997 (commencement of operations) to October 31, 1998 exceeded direct expenses for such period by $1,594 (representing .034% of net assets attributable to Class C shares at that date). Direct cash revenues attributable to Class D shares for the period from November 11, 1996 to October 31, 1998 exceeded direct expenses for such period by $690,841 (representing 2.00% of net assets attributable to Class D shares at that date).



     The Fund has no obligation with respect to distributions and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares.


     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities. A Distribution Plan cannot be amended to increase materially the amount to be spent without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES



     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges, such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fees. The maximum sales charge rule is applied separately by each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable to the sum of (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestment and exchanges) and (2) interest on the unpaid balance for the respective class computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of the eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.



     The table below sets forth comparative information for the period February 18, 1997 (commencement of Class B operations) to October 31, 1998 with respect to the Class B shares of the Fund, indicating allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum. No information is presented for the Class C shares of the Fund because Class C shares are not available for purchase but will be issued only pursuant to the Exchange Privilege to holders of Class C shares of other MLAM-advised mutual funds who elect to exchange Class C shares of such other MLAM-advised mutual funds for Class C shares of the Fund.



                     DATA CALCULATED AS OF OCTOBER 31, 1998
                                 (IN THOUSANDS)



                                                                                                                  ANNUAL
                                                                                                               DISTRIBUTION
                                          ALLOWABLE     ALLOWABLE                AMOUNTS                          FEE AT
                              ELIGIBLE    AGGREGATE     INTEREST     MAXIMUM    PREVIOUSLY        AGGREGATE      CURRENT
                               GROSS       SALES        ON UNPAID    AMOUNT      PAID TO           UNPAID       NET ASSET
                              SALES(1)    CHARGES      BALANCE(2)    PAYABLE    DISTRIBUTOR(3)     BALANCE       LEVEL(4)
                              --------    ---------    ----------    -------    --------------    ---------    ------------

Under NASD Rule as
  Adopted..................
                              $  3,638     $   227        $  6       $  233          $ 32          $   201        $  100
Under Distributor's
  Voluntary Waiver.........   $  3,638     $   227        $ 18       $  245          $ 32          $   213        $  100


------------------

(1) Purchase price of all eligible Class B shares sold since February 18, 1997 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the Exchange Privilege.



(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.



(3) Consists of CDSC payments, distribution fee payments and accruals. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Fund Adviser (Merrill Lynch MFA(Service Mark)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable when the shareholder terminates participation in the MFA Program.



(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES


     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.



     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.



     The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the NYSE is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.


     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.


REDEMPTION



     A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.



     At various time the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.


REPURCHASE


     The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer fifteen minutes prior to the regular close of business on the NYSE on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., Eastern time), on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., Eastern time), in order to obtain that day's closing price.



     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.


     For shareholders submitting their shares for repurchase through listed securities dealers, payment for fractional shares will be made by the Transfer Agent directly to the shareholder and payment for full shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted in the Prospectus.

REINSTATEMENT PRIVILEGE

     Shareholders who have redeemed Class A or Class D shares, including redemption through repurchase by the Fund, have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, at the net asset value of such shares without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

     If a shareholder disposes of shares within 90 days of their acquisition and subsequently reacquires shares of the Fund pursuant to the reinstatement privilege, then the shareholder's tax basis in those shares disposed of will be reduced to the extent the load charge paid to the Fund upon the shareholder's initial purchase reduces any load charge such shareholder would have been required to pay on the subsequent acquisition in absence of the reinstatement privilege. Instead, such load charge will be treated as an amount paid for the subsequently acquired shares and will be included in the shareholder's tax basis for such shares.

                               PRICING OF SHARES


DETERMINATION OF NET ASSET VALUE


     Reference is made to "How Shares are Priced" in the Prospectus. The net asset value of the shares of the Fund is determined once daily by MLAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) on days that the NYSE is open for business and on any other day on which there is sufficient trading in the Fund's portfolio securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. The NYSE is not open for business on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares of the Fund outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fee payable to MLAM and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. For the fiscal year ended October 31, 1998, the Fund paid MLSPS $1,305 for securities price quotations to compute the net asset value of the Fund.


     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price as obtained from dealers who make a market in the securities. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.



Computation of Offering Price Per Share


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on October 31, 1998 is set forth below:


                               Class A     Class B     Class C      Class D
                               --------------------------------------------
Net Assets.................    $1,904,433  $39,975,361 $4,674,312 $34,407,480
                               ==========  =========== ========== ===========

Number of Shares Outstanding..    188,385    3,953,488    462,570  3,403,232
                               ==========  =========== ========== ===========

Net Asset Value Per Share
 (net assets divided by
  number of shares
  outstanding)................     $10.11       $10.11     $10.11     $10.11
                               ----------  ----------- ---------- -----------

Sales Charge (for Class[nb]A
  and Class[nb]D shares;
  5.25% of offering price;
  5.54% of net asset value
  per share)..................        .10           --         --       .10
                                ---------  ----------- ---------- -----------

Offering Price................     $10.21        10.11     $10.11    $10.21
                               ==========  =========== ========== ===========
-----------------
 * Rounded to the nearest one-hundreth percent; assumes maximum sales charge is applicable.


** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares --Deferred Sales Charge Alternatives--Class B and Class C Shared-- Contingent Deferred Sales Charge--Class B Shares" and "--Contingent Deferred Sales Charge--Class C Shares" herein.




                     PORTFOLIO TRANSACTIONS AND BROKERAGE



TRANSACTIONS IN PORTFOLIO SECURITIES



     Subject to policies established by the board of Trustees of the fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to the policy established by the Board of Trustees, the Investment Adviser is primarily responsible for the portfolio decisions of the Fund and the placing of its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Affiliated persons of the Fund, including Merrill Lynch, may serve as its broker in over-the-counter transactions conducted on an agency basis.


     The obligations in which the Fund invests are traded primarily in the over-the-counter market but may be traded on an exchange. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The cost of executing portfolio transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

     Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter ("OTC") transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund. Affiliated persons of the Fund may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

     In placing orders, it is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved and the firm's provision of supplemental investment research (such as economic data and market forecasts). Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Securities held by the Fund may also be held by or be appropriate investments for other funds for which the Investment Adviser or its affiliates act as an adviser or by investment advisory clients of the Investment Adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PORTFOLIO TURNOVER


     The Investment Adviser effects portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spread and brokerage commissions, which are borne directly by the Fund, and may increase the percentage of the Fund's distributions which are taxable to shareholders as ordinary income.

                              SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's Transfer Agent.

     Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account with Merrill Lynch for those shares.




FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

RETIREMENT PLANS



     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.



     Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares and is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible
401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans.





EXCHANGE PRIVILEGE



     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Under the Merrill Lynch Select Pricing(Service Mark) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other Select Pricing Funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchange within certain retirement plans), Merrill Lynch USA Government Reserves and Merrill Lynch U.S. Treasury Money Fund. Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.



     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another Select Pricing Fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with or without a reduced sales charge.


     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively ("new Class B or Class C shares"), of another Select Pricing Fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the fund exercising the exchange privilege will continue to be subject to the fund's CDSC schedule if such schedule is higher than the CDSC relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the fund acquired through use of the exchange privilege will be subject to the higher of the fund's CDSC schedule or the CDSC relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% sales load that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Merrill Lynch Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the two year holding period for the Merrill Lynch Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.


     Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a Class B money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of a fund may, in turn, be exchanged back into Class B or Class C shares of any fund offering such shares, in which event the holding period for Class B or Class C shares of that fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange
Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund's Class B shares for two and a half years and two years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continues to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.


     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Selected Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.


     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the SEC. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint no minimum charge to the investors' bank accounts is required. An investor whose shares of the Fund are held within a CMA(Registered) or CBA(Registered) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(Registered)/CBA(Registered) Automated Investment Program.



AUTOMATIC DIVIDEND PROGRAM



     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.


     Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC REDEMPTION PROGRAM


     A shareholder of the Fund may elect to receive systematic withdrawal payments from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based upon the current net asset value, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined once by MLAM immediately after the declaration of dividends as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.


     Withdrawal payments should not be considered as dividends, yields or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account from which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(Registered), CBA(Registered) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(Registered)/CBA(Registered)Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(Registered)/CBA(Registered) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(Registered)/CBA(Registered) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

                            DISTRIBUTIONS AND TAXES



DIVIDENDS AND DISTRIBUTIONS



     It is the Fund's intention to distribute substantially all of the net investment income of the Fund, if any. The net investment income of the Fund is declared as dividends daily immediately prior to the determination of the net asset value of the Fund on that day and reinvested monthly in additional full and fractional shares of the Fund at net asset value unless the shareholder elects to receive such dividends in cash. The net investment income of the Fund for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the advisory fee and any account maintenance and/or distribution fees (if applicable), are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to the Class B and Class C share. Similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares--Determination of Net Asset Value." Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.





TAXES



     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of Federal income tax on the part of its net ordinary income and net realized capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) which it distributes to Class A, Class B, Class C and Class D shareholders. The Fund intends to distribute substantially all of such income. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained.



     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to the sum of (1) 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year,
(2) 98 percent of the Fund's capital gain net income for the one-year period ending on October 31, of such calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.



     If in any taxable year the Fund fails to qualify as a RIC under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction, subject to certain requirements) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains.



     If the Fund fails to qualify as a RIC for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.



     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Dividends and distributions will be taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. Financial Data Services, Inc., the Fund's transfer agent, will send each shareholder a monthly dividend statement which will include the amount of dividends paid and identify whether such dividend represent ordinary income or capital gains. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholders has owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.



     Generally, distributions paid by the Fund are treated as received in the taxable year in which such distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders or recorded on specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.



     A shareholder will realize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares would be taxable as ordinary income. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gains dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisers to determine how to allocate the cost of stock for basis purposes.



     The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Shareholders should consult their own tax advisers regarding the availability and effect of a certain tax election to mark-to-market shares of the Fund held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The capital gains rates described above apply to distributions of capital gain dividends by regulated investment companies ("RICs") such as the Fund as well as to sales and exchanges of shares in RICs such as the Fund. With respect to capital losses recognized on dispositions of Fund shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares, it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the capital gains rates to their particular circumstances.



     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.



     Only dividends paid by the Fund which are attributable to dividends received by the Fund will qualify for the 70% dividends-received deduction for corporations. In addition, corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. Because most of the Fund's income will be interest income, rather than dividends on common or preferred stock, it is unlikely that any substantial proportion of its distributions will be eligible for the dividends-received deduction available for corporations under the Code.



     Ordinary income dividends paid to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations will be subject to a 30% United States withholding tax under existing provisions of the Code unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.



     The U.S. Internal Revenue Service has issued Treasury Regulations ("Regulations"), generally effective for payments made after December 31, 1998, concerning the withholding of tax and reporting for certain amounts paid to nonresident aliens and foreign corporations. Among other things, these Regulations may require shareholders that are not United States persons within the meaning of the Code to furnish new certification of their foreign status after December 31, 1998. Shareholders should consult their own tax advisers concerning the applicability and effect of such Regulations on an investment in shares of the Fund.



     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.



     In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the 35% tax paid by the Fund.



     At October 31, 1998, the Fund had a net capital loss carry-forward of approximately $7,075,000 ($3,224,000 expires in 2002, $1,996,000 expires in
2003, $977,000 expires in 2004 and $878,000 expires in 2005), which will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $3,938,679 has been reclassified to paid-in capital in excess of par.



     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.



     Shareholders are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the SEC and take into account the maximum applicable sales charge.


     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.



     Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares in any advertisement or information including performance data of the Fund.



     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rate of return and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charges and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses is deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.



     Yield quotations will be computed based on a 30-day period by dividing
(a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. The yield for the 30-day period ended October 31, 1998 was: 3.71% for Class A shares, 3.51% for Class B shares, 3.79% for Class C shares and 3.93% for Class D shares.



     In connection with its reorganization at the close of business on February 14, 1997, the Fund changed its investment objective from investing only in assets which would permit shares of the Fund to qualify both as "liquid assets" under the regulations of the Office of Thrift Supervision and as an investment permitted by the regulations of the National Credit Union Association to seeking the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years and, under normal market conditions, a dollar-weighted average maturity of six to eight years. For the period from the commencement of the Fund's operations through its reorganization at the close of business on February 14, 1997, the portfolio of the Fund has consisted primarily of securities issued by the U.S. government and its agencies and instrumentalities. The average maturity of the Fund's portfolio during this period (generally ranging from two to five years) has been somewhat shorter than the average maturity of the Fund of six to eight years following the change in its investment objective upon its reorganization. As a result, financial information for operations of the Fund prior to its reorganization may not be indicative of its performance following its reorganization.



     Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities held by the Fund, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.



     Set forth on the next page is total return information relating to the periods prior and subsequent to the reorganization of the Fund. In connection with its reorganization at the close of business on February 14, 1997, the Fund changed its investment objective from investing only in assets which would permit shares of the Fund to qualify both as "liquid assets" under the regulations of the Office of Thrift Supervision and as an investment permitted by the regulations of the National Credit Union Association to seeking the highest possible current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maximum maturity not to exceed fifteen years and, under normal market conditions, a dollar-weighted average maturity of six to eight years. For the period from the commencement of the Fund's operations through its reorganization at the close of business on

February 14, 1997, the portfolio of the Fund consisted primarily of securities issued by the U.S. government and its agencies and instrumentalities. The average maturity of the Fund's portfolio during this period (generally ranging from two to five years) has been somewhat shorter than the average maturity of the Fund of six to eight years following the change in its investment objective upon its reorganization. As a result, the financial information in the table below for operations of the Fund prior to its reorganization may not be indicative of its performance following its reorganization.




                                                                                                 REDEEMABLE VALUE OF
                                                                          EXPRESSED AS A           A HYPOTHETICAL
                                                                       PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                                        HYPOTHETICAL $1,000          AT THE END OF
PRIOR TO THE REORGANIZATION ON FEBRUARY 14, 1997                            INVESTMENT                THE PERIOD
--------------------------------------------------------------------   ---------------------     -------------------
                               PERIOD                                            ANNUAL TOTAL RETURN
One Year Ended October 31, 1996.....................................             4.87%                $1,048.70
One Year Ended October 31, 1995.....................................             9.00%                $1,090.00
One Year Ended October 31, 1994.....................................            (1.54)%               $  984.60
One Year Ended October 31, 1993.....................................             8.07%                $1,080.70
One Year Ended October 31, 1992.....................................             9.66%                $1,096.60
One Year Ended October 31, 1991.....................................            12.62%                $1,126.20
One Year Ended October 31, 1990.....................................             7.75%                $1,077.50
One Year Ended October 31, 1989.....................................             9.12%                $1,091.20
One Year Ended October 31, 1988.....................................             7.29%                $1,072.90
Inception (November 6, 1986) to October 31, 1987....................             3.18%                $1,031.80
                                                                                  AGGREGATE TOTAL RETURN
                                                                                                 REDEEMABLE VALUE OF
                                                                          EXPRESSED AS A           A HYPOTHETICAL
                                                                       PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                                        HYPOTHETICAL $1,000          AT THE END OF
CLASS A SHARES                                                              INVESTMENT                THE PERIOD
--------------------------------------------------------------------   ---------------------     -------------------
                               PERIOD                                           AVERAGE ANNUAL TOTAL RETURN
                               ------                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended Ended October 31, 1998.........................                9.13%                  $1,091.30
Inception (February 18, 1997) to October 31, 1998.............                8.37%                  $1,146.30
                                                                                     ANNUAL TOTAL RETURN
                                                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31, 1998...............................               10.23%                  $1,102.30
Inception (February 18, 1997) to October 31, 1998.............                5.04%                  $1,050.40

                                                                                  AGGREGATE TOTAL RETURN
                                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1998.............               14.63%                  $1,146.30
                                                                                                 REDEEMABLE VALUE OF
                                                                          EXPRESSED AS A           A HYPOTHETICAL
                                                                       PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                                        HYPOTHETICAL $1,000          AT THE END OF
CLASS B SHARES                                                              INVESTMENT                THE PERIOD
--------------------------------------------------------------------   ---------------------     -------------------
                               PERIOD                                           AVERAGE ANNUAL TOTAL RETURN
                               ------                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended Ended October 31, 1998.........................                8.68%                  $1,086.80
Inception (February 18, 1997) to October 31, 1998.............                8.55%                  $1,149.60
                                                                                     ANNUAL TOTAL RETURN
                                                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31, 1998..............................               9.68%                  $1,096.80
Inception (February 18, 1997) to October 31, 1998............               4.81%                  $1,048.10
                                                                                  AGGREGATE TOTAL RETURN
                                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1998.............               14.96%                  $1,149.60

                                                                                                 REDEEMABLE VALUE OF
                                                                          EXPRESSED AS A           A HYPOTHETICAL
                                                                       PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                                        HYPOTHETICAL $1,000          AT THE END OF
CLASS C SHARES                                                              INVESTMENT                THE PERIOD
--------------------------------------------------------------------   ---------------------     -------------------
                               PERIOD                                           AVERAGE ANNUAL TOTAL RETURN
                               ------                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended Ended October 31, 1998.........................                9.05%                  $1,090.50
Inception (February 18, 1997) to October 31, 1998.............                8.63%                  $1,150.90
                                                                                     ANNUAL TOTAL RETURN
                                                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31, 1998...............................               10.05%                  $1,100.50
Inception (February 18, 1997) to October 31, 1998.............                4.50%                  $1,045.70
                                                                                  AGGREGATE TOTAL RETURN
                                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (February 18, 1997) to October 31, 1998.............               15.09%                  $1,150.90
                                                                                                 REDEEMABLE VALUE OF
                                                                          EXPRESSED AS A           A HYPOTHETICAL
                                                                       PERCENTAGE BASED ON A     $1,000 INVESTMENT
                                                                        HYPOTHETICAL $1,000          AT THE END OF
CLASS D SHARES                                                              INVESTMENT                THE PERIOD
--------------------------------------------------------------------   ---------------------     -------------------
                               PERIOD                                           AVERAGE ANNUAL TOTAL RETURN
                               ------                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended Ended October 31, 1998.........................                9.02%                  $1,090.20
Five Years Ended October 31, 1998.............................                5.52%                  $1,308.00
Ten Years Ended October 31, 1998..............................                7.46%                  $2,052.40
                                                                                     ANNUAL TOTAL RETURN
                                                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended October 31, 1998...............................               10.12%                  $1,101.20
                                                                                  AGGREGATE TOTAL RETURN
                                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 6, 1986) to October 31, 1998..............               127.21%                 $2,272.10


     In order to reflect the reduced sales charges applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors whose purchases are subject to reduced sales load, in the case of Class A and Class D shares, or waiver of the contingent deferred sales charge in the case of Class B and Class C shares, may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charge, a lower amount of expenses is deducted.


     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.



     The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION





DESCRIPTION OF SHARES


     The Fund was organized as an unincorporated business trust under the laws of Massachusetts under the name "Merrill Lynch Institutional Intermediate Fund" on September 10, 1986. At the close of business on February 14, 1997, the Fund was reorganized and changed its name to "Merrill Lynch Intermediate Government Bond Fund." Its executive offices are located at One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646 (telephone toll free 800-225-1576). Under the Declaration of Trust, the Trustees are authorized to issue an indefinite number of shares of $0.10 par value of one or more classes, and the Trustees have designated four classes: "Class A Common Stock," "Class B Common Stock," "Class C Common Stock" and "Class D Common Stock." Each Class A,
Class B, Class C and Class D share of Common Stock has equal voting rights, and each such issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund and in net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of the Fund, when issued, will be fully paid and non-assessable, be freely transferable and have no preference, preemptive, conversion or similar rights, except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance fees associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Trustees are authorized to divide or combine such shares into a greater or lesser number of shares and to classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date. Shares of the Fund outstanding on the date the Fund was reorganized were reclassified as Class D shares.

     There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Holders of shares of the Fund are entitled to redeem their shares as set forth under "Redemption of Shares." No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

     The Declaration of Trust establishing the Fund, dated September 10, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Fund refers to the trustees under the Declaration collectively as trustees, but not as individuals or personally, and no trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim otherwise in connection with the affairs of the Fund but the Fund's property only shall be liable.

     Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time, or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.




INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN



     State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian"), acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.





TRANSFER AGENT



     Financial Data Services, Inc., 4800 Deer Lake Drive East,
Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as of the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.





LEGAL COUNSEL


     Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, is counsel for the Fund.




REPORTS TO SHAREHOLDERS



     The fiscal year of the Fund ends on October 31st of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.



SHAREHOLDER INQUIRIES



     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.



ADDITIONAL INFORMATION



     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.



     To the knowledge of the Fund, no person or entity owned beneficially 5% or
more of the Fund's shares as of [           ], 1998 with the exception of
[           ].



                              FINANCIAL STATEMENTS



     The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                           PART C. OTHER INFORMATION


ITEM 23. EXHIBITS.




EXHIBIT
NUMBER   DESCRIPTION
------   -----------------------------------------------------------------------------------------------------------
  1(a)    --   Declaration of Trust (incorporated by reference to Exhibit 1 to Registrant's Registration Statement
               on Form N-1A (File No. 33-8708)).
  1(b)    --   Form of Amendment to Declaration of Trust
  2       --   By-Laws of Registrant (incorporated by reference to Exhibit 2 to Registrant's Registration Statement
               on Form N-1A (File No. 33-8708)).
  3       --   None.
  4       --   Specimen certificates for Class A, Class B, Class C and Class D shares of beneficial interest of Fund
               (incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 12 to Registrant's
               Registration Statement on Form N-1A (File No. 33-8708) ).
  5       --   Form of Investment Advisory Agreement (incorporated by reference to Exhibit 5 to Post-Effective
               Admendment No. 1 Registrant's Registration Statement on Form N-1A (File FNol 33-8708)).
  5(a)    --   Form of Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch Asset Management
               U.K. Limited (incorporated by reference to exhibit 5(a) to Post-Effective Amendment No. 13 to
               Registrant's Registration Statement on Form N-1A (File No. 33-8708)).
  6(a)    --   Form of Class A Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.
               (including form of Selected Dealer Agreement) (incorporated by reference to Exhibit 6(a) to
               Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File
               No. 33-8708)).
  6(b)    --   Form of Class B Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.
               (including form of Selected Dealer Agreement)) (incorporated by reference to Exhibit 6(b) to Post
               Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-8708)).
  6(c)    --   Form of Class C Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.
               (including form of Selected Dealer Agreement) (incorporated by reference to Exhibit 6(c) to
               Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File
               No. 33-8708)).
  6(d)    --   Form of Class D Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.
               (including form of Selected Dealer Agreement) (incorporated by reference to Exhibit 6(d) to
               Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File
               No. 33-8708)).
  7       --   None.
  8       --   Form of Custodian Agreement (incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-8708)).
  9(a)    --   Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement
               between Registrant and Merrill Lynch Financial Data Services, Inc. (incorporated by reference to
               Exhibit 9(a) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A
               (File No. 33-8708)).
  9(b)    --   Form of Agreement relating to the use of the "Merrill Lynch" name (incorporated by reference to
               Exhibit 9(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A
               (File No. 33-8708)).
 10       --   Opinion of Counsel. (incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 13 to
               Registrant's Registration Statement on Form N-1A (File No. 33-8708)).
 11       --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.*
 12       --   None.


EXHIBIT
NUMBER   DESCRIPTION
------   -----------------------------------------------------------------------------------------------------------
 13(a)    --   None.
 14       --   None.
 15(a)    --   Form of Class B Distribution Plan of Registrant (incorporated by reference to Exhibit 15(a) to
               Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File
               No. 33-8708)).
 15(b)    --   Form of Class C Distribution Plan of Registrant (incorporated by reference to Exhibit 15(b) to
               Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File
               No. 33-8708)).
 15(c)    --   Form of Class D Distribution Plan of Registrant (incorporated by reference to Exhibit 15(c) to
               Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File
               No. 33-8708)).
 16       --   Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 2 to
               Registrant's Registration Statement on Form N-1A (File No. 33-8708)).
 17       --   None.
 18       --   Form of plan under Rule 18f-3 (incorporated by reference to Exhibit 18 to Post-Effective Amendment
               No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-8708)).
 27(a)    --   Financial Data Schedule--Class A shares,*
 27(b)    --   Financial Data Schedule--Class B shares,*
 27(c)    --   Financial Data Schedule--Class C shares,*
 27(d)    --   Financial Data Schedule--Class D shares,*


------------------
* Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.



     The Registrant is not controlled by or under common control with any other person.


ITEM 25. NUMBER OF HOLDERS OF SECURITIES.


                                                                                                NUMBER OF
                                                                                                HOLDERS AT
TITLE OF CLASS                                                                                 [           ], 1998
--------------------------------------------------------------------------------------------   -------------------
Class A common stock, par value $0.10 per share.............................................
Class B common stock, par value $0.10 per share.............................................
Class C common stock, par value $0.10 per share.............................................
Class D common stock, par value $0.10 per share.............................................


------------------
Note: The number of holders shown in the table above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 26. IDEMNIFICATION.


     Reference is made to Section 5.3 of Registrant's Declaration of Trust.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance of an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or

(b) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with shares being registered, the Registrant will, unless in the opinion of its counsel that matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 27. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.



Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), an affiliate of FAM, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc., MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors.



     Fund Asset Management, L.P. ("FAM") acts as the investment adviser for the following other open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companieds: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999. Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund Inc., MuniHoldings Florida Insured Fund, MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III,

MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.


     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser and of Merrill Lynch Funds Distributor, Inc. ("MLFD"), and MLAM is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1213.

     Set forth below is a list of each officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since October 31, 1995 for his or her or its own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Glenn and Richard hold the same positions with substantially all of the investment companies described in the preceding paragraph and Messrs. Giordano, Harvey and Monagle are directors or officers of one or more of such companies. Messrs. Zeikel and Richard also hold the same positions with all or substantially all of the investment companies advised by FAM as they do with the Investment Adviser. Messrs. Harvey and Monagle are directors or officers of one or more of such companies.


                                   POSITIONS WITH                      OTHER SUBSTANTIAL BUSINESS,
            NAME                 INVESTMENT ADVISER                 PROFESSION, VOCATION OR EMPLOYMENT
-----------------------------   ---------------------   ----------------------------------------------------------
ML & Co.                        Limited Partner         Financial Services Holding Company; Limited Partner of
                                                        MLAM
Fund Asset Management, Inc.     Limited Partner         Investment Advisory Services
Princeton Services, Inc.        General Partner         General Partner of MLAM
  ("Princeton Services")
Arthur Zeikel                   President and           Chairman of MLAM; President of MLAM and FAM (from 1977 to
                                Director                1997); Chairman and Director of Princeton Services;
                                                        President of Princeton Services (from 1993 to 1997);
                                                        Executive Vice President of ML & Co.
Jeffrey M. Peek                 President               President of MLAM since 1997; President and Director of
                                                        Princeton Services since 1997; Executive Vice President of
                                                        ML & Co.
Terry K. Glenn                  Executive Vice          Executive Vice President of MLAM and FAM; Executive Vice
                                President               President and Director of Princeton Services; President of
                                                        MLFD and Director thereof; President of Princeton
                                                        Administrators, L.P.
Robert W. Crook                 Senior Vice President   Senior Vice President of MLFD; Vice President of MLFD and
                                                        Vice President of FAM
Linda L. Federici               Senior Vice President   Senior Vice President of MLAM
Vincent R. Giordano             Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services
Elizabeth A. Griffin            Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services

                                   POSITIONS WITH                      OTHER SUBSTANTIAL BUSINESS,
            NAME                 INVESTMENT ADVISER                 PROFESSION, VOCATION OR EMPLOYMENT
-----------------------------   ---------------------   ----------------------------------------------------------
Norman R. Harvey                Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services
Mark A. DeSario                 Senior Vice President   Senior Vice President of FAM and Princeton Services
Michael J. Hennewinkel          Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services
Philip L. Kirstein              Senior Vice President   Senior Vice President, General Counsel and and Secretary
                                General Counsel, and    of MLAM; Senior Vice President, General Counsel, Director
                                Secretary               and Secretary of Princeton Services
Ronald M. Kloss                 Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services
Debra Landsman-Yaros            Senior Vice President   Senior Vice President of MLAM; Vice President of MLFD
Stephen M. M. Miller            Senior Vice President   Executive Vice President of Princeton Administrator, L.P.;
                                                        Senior Vice President of Princeton Services
Joseph T. Monagle, Jr.          Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services
Richard L. Reller               Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services and Director of MLFD
Gerald M. Richard               Senior Vice President   Senior Vice President and Treasurer of MLAM; Senior Vice
                                and Treasurer           President and Treasurer of Princeton Services; Vice
                                                        President and Treasurer of MLFD
Gregory D. Upah                 Senior Vice President   Senior Vice President of MLAM
Ronald L. Welburn               Senior Vice President   Senior Vice President of MLAM; Senior Vice President of
                                                        Princeton Services


     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                                   POSITIONS WITH                      OTHER SUBSTANTIAL BUSINESS,
            NAME                      MLAM U.K.                     PROFESSION, VOCATION OR EMPLOYMENT
-----------------------------   ---------------------   ----------------------------------------------------------
Arthur Zeikel                   Director and Chairman   Chairman of the Manager and FAM; President of the Manager
                                                        and FAM (from 1977 to 1997); Chairman and Director of
                                                        Princeton Services; President of Princeton Services (from
                                                        1993 to 1997); Executive Vice President of ML & Co.
Alan J. Albert                  Senior Managing         Vice President of the Manager
                                Director
Terry K. Glenn                  Director                Director of Merrill Lynch Europe PLC; General Counsel of
                                                        Merrill Lynch International Private Banking Group
Gerald M. Richard               Senior Vice President   Senior Vice President and Treasurer of the Manager and
                                                        FAM; Senior Vice President and Treasurer of Princeton
                                                        Services; Vice President and Treasurer of the MLFD
Carol Ann Langham               Company Secretary       None
Debra Anne Searle               Assistant Company       None
                                Secretary


ITEM 28. PRINCIPAL UNDERWRITERS.


     (a) Merrill Lynch Funds Distributor, Inc. ("MLFD") acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the investment companies referred to in Item 28 except Apex Municipal Fund, Inc., CBA Money Fund, CMA Government Securities Fund, CMA Treasury Fund, CMA

Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Corporate High Yield Fund II, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Florida Fund, MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, Inc., MuniYield Fund, Inc., MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc., World Wide Dollar Vest, Inc.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9011, except that the address of Messrs. Crook, Aldrich, Brady, Breen, Fatseas, Maguire and Wasel and Ms. Schena is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                                          POSITIONS AND OFFICES          POSITIONS AND OFFICES
                        NAME                                 WITH UNDERWRITER               WITH REGISTRANT
----------------------------------------------------   ----------------------------    -------------------------
Terry K. Glenn......................................   President                                Trustee
Richard R. Reller...................................   Director                                  None
Thomas J. Verage....................................   Director                                  None
Robert W. Crook.....................................   Senior Vice President             President and Trustee
Gerald M. Richard...................................   Vice President and Treasurer    Vice President, Treasurer
Michael G. Clark....................................   Vice President                            None
Michelle T. Lau.....................................   Vice President                            None
Salvatore Venezia...................................   Vice President                            None
Michael J. Brady....................................   Vice President                    Senior Vice President
William M. Breen....................................   Vice President                  Senior Vice President and
                                                                                          Assistant Treasurer
James T. Fatseas....................................   Vice President                    Senior Vice President
William Wasel.......................................   Vice President                    Senior Vice President
Debra W. Landsman-Yaros.............................   Vice President                            None
Mark E. Maguire.....................................   Assistant Vice President          Senior Vice President
Patricia A. Schena..................................   Assistant Vice President           Vice President and
                                                                                          Assistant Secretary
Robert Harris.......................................   Secretary                                 None

     (c) Not applicable.


ITEM 29. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, Merrill Lynch Intermediate Government Bond Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536; its Investment Adviser, Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey 08536; its Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289; and its Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


ITEM 30. MANAGEMENT SERVICES.


    Other than as set forth under the caption "Management of the Fund--Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Investment Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE COUNTY OF SUFFOLK, AND COMMONWEALTH OF MASSACHUSETTS, ON THE 31ST DAY OF DECEMBER, 1998.


                                          MERRILL LYNCH INTERMEDIATE
                                          GOVERNMENT BOND FUND


                                          By: /s/ GERALD M. RICHARD
                                              ---------------------
                                                  Gerald M. Richard


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRANT'S REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                SIGNATURE                                      TITLE                             DATE
------------------------------------------  -------------------------------------------   ------------------

                    *                       President and Trustee (Principal Executive     December 31, 1998
------------------------------------------  Officer)
             Robert W. Crook

                    *                       Treasurer (Principal Financial and
------------------------------------------  Accounting Officer)
            Gerald M. Richard

                    *                       Trustee
------------------------------------------
          A. Bruce Brackenridge

                    *                       Trustee
------------------------------------------
          Charles C. Cabot, Jr.

                    *                       Trustee
------------------------------------------
              James T. Flynn

                    *                       Trustee
------------------------------------------
              Terry K. Glenn

                    *                       Trustee
------------------------------------------
               Todd Goodwin

                    *                       Trustee
------------------------------------------
         George W. Holbrook, Jr.

                    *                       Trustee
------------------------------------------
              W. Carl Kester

     *By:       /s/ GERALD M. RICHARD                                                      December 31, 1998
------------------------------------------
             (Gerald M. Richard,
              Attorney-in-Fact)

                               INDEX TO EXHIBITS


EXHIBIT                                                                                                       PAGE
NUMBER   DESCRIPTION                                                                                         NUMBER
------   -----------                                                                                         -------
  11      --   Consent of Deloitte & Touche LLP, independent auditors of the Registrant*..................

  27(a)   --   Financial Data Schedule--Class A shares*...................................................

    (b)   --   Financial Data Schedule--Class B shares*...................................................

    (c)   --   Financial Data Schedule--Class C shares*...................................................

    (d)   --   Financial Data Schedule--Class D shares*...................................................

------------------
  * Filed herewith.